UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 1, 2009

SECURITY FEDERAL CORPORATION
(Exact name of registrant as specified in its charter)

South Carolina	0-16120	57-0858504
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

238 Richland Avenue West, Aiken, South Carolina		29801
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number (including area code): (803) 641-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement

On December 1, 2009, Security Federal Corporation (the “Company”) entered into an Indenture with Wilmington Trust Company, as trustee (the “Indenture”), relating to the issuance of $6.1 million in aggregate principal amount of its 8% Convertible Senior Debentures Due 2029 (the "Debentures"). The Debentures were issued and sold on December 1, 2009 pursuant to the Company’s Registration Statement on Form S-1 (333-151131) (the “Registration Statement”) filed with the Securities and Exchange Commission by the Company pursuant to the Securities Act of 1933, as amended.

A description of the Debentures and the terms of the Indenture are described in the section entitled “Description of the Debentures” of the Registration Statement, which is incorporated herein by reference.  A definitive copy of the Indenture is attached hereto as Exhibit 4.4 and is incorporated herein by reference.

Item 2.03  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information reported under Item 1.01 is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits

(d)              Exhibits

4.4             Indenture dated December 1, 2009 by and between Wilmington Trust Company and Security Federal Corporation.

99.1           Press Release of Security Federal Corporation dated December 4, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SECURITY FEDERAL CORPORATION

Date: December 4, 2009	By:	/s/Roy G. Lindburg
Roy G. Lindburg
Chief Financial Officer